UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 15, 2009
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements And Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 15, 2009 the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of MetLife, Inc. (the “Company”) authorized the execution of an amended and restated MetLife Executive Severance Plan (the “Severance Plan”). The Severance Plan was amended to reduce the amount of severance pay that would be paid to participants upon a qualifying termination of employment after a change of control of the Company. The amount of severance pay would be two times annual pay (comprised of current annual base salary rate and average of three years’ annual incentive compensation payments), rather than three times annual pay as previously provided under the plan. In addition, the Severance Plan was amended to eliminate the additional service credit of three years (or to age 65) for which participants qualified for traditional formula pension benefits upon such a qualifying termination of employment.
The amended and restated Severance Plan was executed on December 16, 2009. Pursuant to the terms of the Severance Plan, the amendment will be effective on June 14, 2010, 180 calendar days after execution.
The foregoing description of the Severance Plan is a summary, is not complete and is qualified in its entirety by reference to the Severance Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
On December 15, 2009, the Committee and Board adopted a performance-based compensation recoupment policy (the “Recoupment Policy”). The Recoupment Policy applies to any officer or officer-equivalent employee of the Company or its affiliates or subsidiaries (the “Officers”). The policy provides that the Company (and its affiliates or subsidiaries) will seek the recovery of any performance-based compensation purportedly earned by or paid to the Officer where the compensation was based on Company financial results that were subsequently restated due to the Officer’s fraudulent or other wrongful conduct, and the restated financial results would have resulted in lower or no compensation.
Future grants of performance-based compensation will refer to the Recoupment Policy as it may be modified from time to time. On December 15, 2009 the Committee approved new forms of Management Performance Share Agreement (the “Form of Performance Share Agreement”), Management Stock Option Agreement (the “Form of Stock Option Agreement”), and Management Restricted Stock Unit Agreement (the “Form of Restricted Stock Unit Agreement), pursuant to the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, to include a reference to the Recoupment Policy for future grants.
The Form of Performance Share Agreement also includes modified provisions regarding pro-rata payment to any executive officer of the Company and any other officer of the Company subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Covered Officers”) in case of their termination with severance pay. Beginning with Performance Shares granted for performance periods beginning in 2010 or later, any Covered Officer whose employment is terminated with severance pay will not be paid any amount for Performance Shares until after the end of the applicable three-year performance period. In addition, the amount paid for the Covered Officer’s Performance Shares will be determined based on the lesser of the performance factor ultimately determined for that three-year performance period (0-200%) or target performance (100%), the lesser of the closing price of Company common stock on the date of grant and the closing price of Company common stock on the date the Committee determined that performance factor, and the portion of that performance period elapsed up until the Covered Officer’s termination date.
Each of the forms of stock-based compensation agreement was also modified to make each grant subject to execution of the Company’s Agreement to Protect Corporate Property (the “Property Agreement”), to the extent the individual receiving the award had not yet executed such Agreement.
In each case, except as described above, the forms of stock-based compensation agreement are substantially identical to the terms of the previously prevailing form of agreement.
The foregoing description of the Form of Performance Share Agreement, Form of Stock Option Agreement, and Form of Restricted Stock Unit Agreements are each summaries, are each not complete and are each qualified in their entirety by reference to the Form of Performance Share Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference, the Form of Stock Option Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference, and the Form of Restricted Stock Unit Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

On December 16, 2009, the MetLife Auxiliary Pension Plan (as amended and restated effective January 1, 2008) (the “Auxiliary Plan”) was amended to change the final average pay formula for traditional formula auxiliary pension benefits for officers at the Senior Vice-President level and above (“Senior Officers”). Beginning January 1, 2010, the same formula that applies to qualified pension benefits for all eligible employees of participating affiliates of the Company will also apply to traditional formula auxiliary pension benefits for Senior Officers. Final average pay will be calculated by looking back at the 10-year period prior to termination of employment and determining the consecutive five-year period during which the employee’s eligible compensation (including base salary and annual incentive compensation) produces the highest average annual compensation. The change will be implemented so as not to reduce benefits that Senior Officers accrued through 2009.
The foregoing description of the amendment to the Auxiliary Plan is a summary, is not complete and is qualified in its entirety by reference to Amendment Number Four to the Auxiliary Pension, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.
With the Committee’s endorsement, the Company has also determined to eliminate financial planning services to its Senior Officers and annual medical examination and follow-up testing benefits to its executive officers. The Company will no longer provide these benefits effective January 1, 2010, except where it is currently required to continue financial planning services as a matter of contractual obligation to a former executive.
Item 9.01 Financial Statements And Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits
10.1	MetLife Executive Severance Plan (as amended and restated effective June 14, 2010)

10.2	Form of Management Performance Share Agreement (effective December 15, 2009)

10.3	Form of Management Stock Option Agreement (effective December 15, 2009)

10.4	Form of Management Restricted Stock Unit Agreement (effective December 15, 2009)

10.5	Amendment Number Four to the MetLife Auxiliary Pension Plan (as amended and restated effective January 1, 2008) (effective January 1, 2010)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Executive Vice President

Date: December 21, 2009

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT
10.1	MetLife Executive Severance Plan (as amended and restated effective June 14, 2010)

10.2	Form of Management Performance Share Agreement (effective December 15, 2009)

10.3	Form of Management Stock Option Agreement (effective December 15, 2009)

10.4	Form of Management Restricted Stock Unit Agreement (effective December 15, 2009)

10.5	Amendment Number Four to the MetLife Auxiliary Pension Plan (as amended and restated effective January 1, 2008) (effective January 1, 2010)